UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2021

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Avenue, 12th Floor	10017
New York, NY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2690

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2021, HC2 Holdings 2, Inc. (“Seller”), a wholly-owned subsidiary of HC2 Holdings, Inc. (“HC2” or the “Company”), closed the previously announced sale (the “Continental Sale”) of its subsidiary, Continental Insurance Group, Ltd. (“Continental”), a Delaware corporation, to Continental General Holdings LLC (“Purchaser”), a Michigan limited liability company, pursuant to that certain Stock Purchase Agreement, dated March 26, 2021, by and among Seller, Purchaser and Continental (the “SPA”). As previously announced by HC2 on December 10, 2020 and March 29, 2021, Purchaser is controlled by Michael Gorzynski, who is (i) a director of HC2, (ii) the beneficial owner of approximately 6.6% of HC2’s outstanding common stock and (iii) the executive chairman and president of Continental.

Support Agreements

In connection with the closing of the Continental Sale, HC2 entered into a definitive agreement, dated July 1, 2021 (the “HC2 Preferred Support Agreement”), with Purchaser and Continental General Insurance Company (“CGIC”), a Texas domiciled life and health insurance company and subsidiary of Continental, pursuant to which, among other things, CGIC and Purchaser agreed to (a) vote all shares of preferred stock, par value $0.001 per share, of HC2 now or hereafter “beneficially owned” by any of them during the term of the HC2 Preferred Support Agreement (the “HC2 Preferred Shares”) (i) in favor of each director nominated and recommended by the Board of Directors of HC2 (the “HC2 Board”) for election, (ii) against any stockholder nominations for directors that are not approved and recommended by the HC2 Board, (iii) against any proposals or resolutions to remove any member of the HC2 Board, unless otherwise approved and recommended by the HC2 Board, and (iv) in accordance with recommendations by the HC2 Board on all other proposals or business; and (b) certain restrictions on the transfer of the HC2 Preferred Shares, in each case, subject to the terms and conditions set forth therein.

In connection with the closing of the Continental Sale, HC2 also entered into a definitive agreement, dated July 1, 2021 (the “DBM Support Agreement” and, together with the HC2 Preferred Support Agreement, the “Support Agreements”), with Purchaser and CGIC, pursuant to which, among other things, CGIC and Purchaser agreed to (a) vote all shares of common stock, par value $0.001 per share, of DBM Global Inc. (“DBM”), a Delaware corporation, now or hereafter “beneficially owned” by any of them during the term of the DBM Support Agreement (the “DBM Shares”) (i) in favor of each director nominated and recommended by the Board of Directors of DBM (the “DBM Board”) for election, (ii) against any stockholder nominations for directors that are not approved and recommended by the DBM Board, (iii) against any proposals or resolutions to remove any member of the DBM Board, unless otherwise approved and recommended by the DBM Board, and (iv) in accordance with recommendations by the DBM Board on all other proposals or business; and (b) certain restrictions on the transfer of the DBM Shares, in each case, subject to the terms and conditions set forth therein.

The Support Agreements, and all rights and obligations of the parties thereunder, shall terminate on July 1, 2022, unless earlier terminated by mutual agreement of the applicable parties thereto.

The foregoing summary description of the SPA, Support Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to (a) the full text of the SPA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated by reference herein, and (b) the full text of the Support Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and the terms of which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed in the first and last paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 1, 2021, HC2 issued a press release announcing the closing of the Continental Sale. The full text of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by HC2 under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company (giving effect to the Continental Sale) as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2021, filed herewith and attached hereto as Exhibit 99.2, are incorporated herein by reference.

(d) Exhibits

Item No.	Description
2.1
Stock Purchase Agreement, dated March 26, 2021, by and among HC2 Holdings 2, Inc., Continental Insurance Group, Ltd. and Continental General Holdings LLC (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by HC2 Holdings, Inc. on March 29, 2021).

10.1*	HC2 Preferred Support Agreement, dated July 1, 2021, by and among HC2 Holdings, Inc., Continental General Insurance Company and Continental General Holdings LLC.
10.2*	DBM Common Support Agreement, dated July 1, 2021, by and among HC2 Holdings, Inc., Continental General Insurance Company and Continental General Holdings LLC.
99.1	Press Release, dated July 1, 2021, issued by HC2 Holdings, Inc., regarding the Continental Sale.
99.2
Unaudited pro forma balance sheet of HC2 Holdings, Inc. as of March 31, 2021 and unaudited pro forma statement of operations of HC2 Holdings, Inc. for the year ended December 31, 2020 and three month period ended March 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. HC2 Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.

July 1, 2021	By:	/s/ Michael J. Sena

Name: Michael J. Sena
Title: Chief Financial Officer